SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant      / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /    Preliminary proxy statement

/ X /    Definitive proxy statement

/   /    Definitive additional materials

/   /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   /    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
         14a-6(j)(2).

/   /    $500 per each party to the controversy pursuant to Exchange
         Act Rule 14a-6(i)(3).

/   /    Fee Computed on table below per Exchange Act Rules 14a
         -6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4) Proposed maximum aggregate value of transaction:

/   /    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing Party:

(4) Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

                     OPPENHEIMER MULTI-SECTOR INCOME TRUST

             Two World Trade Center, New York, New York 10048-0203

                   Notice Of Annual Meeting Of Shareholders
                            To Be Held May 5, 1997

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:00 A.M., Denver time, on Monday, May 5, 1997, or any adjournments thereof (the "Meeting"), for the following purposes:

(1) To elect three Trustees in Class A to hold office until the term of such class shall expire in 2000, or until their successors are elected and shall qualify;

(2) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1996 (Proposal No. 1);

(3) To approve an Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (the "Adviser") (Proposal No. 2); and

(4) To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on March 7, 1997 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

March 25, 1997
-------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                     OPPENHEIMER MULTI-SECTOR INCOME TRUST

             Two World Trade Center, New York, New York 10048-0203


                                PROXY STATEMENT

                        Annual Meeting Of Shareholders
                            To Be Held May 5, 1997


This Proxy Statement is furnished to the shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:00 A.M., Denver time, on Tuesday, May 5, 1997, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about March 25, 1997. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1996, call the Fund's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposals unless a choice is indicated to vote against or to abstain from voting on a Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposals.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203;
(2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment adviser), or by officers or employees of the Fund's investment adviser, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 7, 1997, the record date, there were ______________ shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Trustees and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund.

                             ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, three Class A Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited hereby cannot be voted for more than three nominees.

Each of the Class A Nominees, Leon Levy, Bridget A. Macaskill and Clayton K. Yeutter, are presently Trustees of the Fund. All present Trustees of the Fund have been previously elected by the Fund's shareholders. A twelfth Trustee in Class C, Professor Sidney M. Robbins, resigned as a Trustee as of December 31, 1996, at which time the size of the Fund's Board was changed to eleven Trustees. Each nominee has agreed to be nominated and to serve as a Trustee. Class A Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the first class of the Board. The classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Trustees is also a trustee or director of Oppenheimer Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Multiple Strategies Fund (formerly known as Oppenheimer Asset Allocation Fund), Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund, Oppenheimer Capital Appreciation Fund (formerly named "Oppenheimer Target Fund"), Oppenheimer Municipal Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Money Market Fund, Inc., Openheimer Series Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer New York Municipal Fund, Oppenheimer International Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer World Bond Fund (formerly named "Oppenheimer Multi-Government Trust") and Oppenheimer Developing Markets Fund (together with the Fund, the "New York-based Oppenheimer funds"), except that Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill is President, Mr. Levy is Chairman and Mr. Spiro is Vice Chairman of the Fund and each of the other New York-based Oppenheimer funds.

The nominees and other Trustees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York-based Oppenheimer funds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.

As of March 7, 1997, the Trustees held shares of the Fund, as follows: Donald
W. Spiro beneficially owned 25,000 shares of the Fund held in an account for which Mr. Spiro is a trustee; Benjamin Lipstein disclaims beneficial ownership of 1,000 shares of the Fund held by his wife, and Robert G. Galli held 3,000 shares of the Fund in a joint tenancy account and disclaims beneficial ownership of such shares. Except for the foregoing, no other Trustee and no officers of the Fund beneficially owned any shares of the Fund as of March 7, 1997.

                                                              Term
Name and                   Business Experience                Currently
Other Information          During the Past Five Years          Expires


Class A

Leon Levy                  General Partner of                 1997
   first became a          Odyssey Partners, L.P.(investment
   Trustee in 1959         partnership); and Chairman of
   Age: 71                 Avatar Holdings, Inc. (real estate
                           development).

Bridget A. Macaskill*      President and CEO and a director   1997
   first became a          of the Adviser; Chairman and
   Trustee in 1995         a director of Shareholder Services,
   Age: 48                 Inc. ( SSI ) and Shareholder Financial
                           Services, Inc. ( SFSI ); President and
                           a director of Oppenheimer Acquisition
                           Corp. ( OAC ), HarbourView Asset
                           Management Corporation ( HarbourView )
                           and Oppenheimer Partnership Holdings,
                           Inc., a holding company subsidiary of
                           the Adviser; a director of Oppenheimer
                           Real Asset Management, Inc.; and formerly
                           Executive Vice President of the Adviser.



________________________
* A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.

Clayton K. Yeutter         Of Counsel to Hogan & Hartson      1997
   first became a          (a law firm); a director of B.A.T.
   Trustee in 1993         Industries, Ltd. (tobacco and
   Age: 66                 financial services), Caterpillar, Inc.
                           (machinery), ConAgra, Inc. (food and
                           agricultural products), Farmers
                           Insurance Company (insurance), FMC Corp.
                           (chemicals and machinery), IMC Global,
                           Inc. (chemicals and animal feed)
                           and Texas Instruments, Inc.
                           (electronics); formerly Counsellor
                           to the President (Bush) for
                           Domestic Policy, Chairman of the
                           Republican National Committee,
                           Secretary  of the U.S. Department
                           of Agriculture, and U.S. Trade
                           Representative.



Class B

Robert G. Galli     Vice Chairman of the Adviser; 1998
   first became a   formerly he held the following
   Trustee in 1993  positions:  Vice President and
   Age: 63     Counsel of OAC, the Adviser's
     parent holding company; Executive
     Vice President and General Counsel
     and a director of the Adviser and
     OppenheimerFunds Distributor, Inc.,
     Vice President and a director of
     HarbourView and Centennial Asset
     Management Corporation ("Centennial"),
     investment adviser subsidiaries of the
     Adviser, a director of SFSI and SSI,
     transfer agent subsidiaries of the
     Adviser, and an officer of other
     Oppenheimer funds.

Benjamin Lipstein   Professor Emeritus of Marketing,   1998
   first became a   Stern Graduate School of Business
   Trustee in 1974  Administration, New York University;
   Age: 73     a director of Sussex Publishers,
     Inc. (publishers of Psychology
     Today and Mother Earth News) and Spy
     Magazine, L.P.

________________________
* A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.

Kenneth A. Randall  A director of Dominion Resources, Inc. 1998
   first became a   (electric utility holding company),
   Trustee in 1980  Dominion Energy, Inc. (electric power and
   Age: 69     and oil & gas producer), Enron-Dominion
     Cogen Corp. (cogeneration company),
     Kemper Corporation (insurance and
     financial services company) and Fidelity
     Life Association (mutual life insurance
     company); formerly Chairman of
     the board of ICL, Inc. (Information
     Systems), President and Chief Executive
     Officer of The Conference Board,
     Inc. (international economic and
     business research), a director of
     Lumbermens Mutual Casualty Company,
     American Motorists Insurance
     Company and American Manufactures
     Insurance Company.

Edward V. Regan     Chairman of Municipal Assistance   1998
   first became a   Corporation for the City of New York;
   Trustee in 1993  Senior Fellow of Jerome Levy Economics
   Age: 66     Institute, Bard College; a member of
     the U.S. Competitiveness Policy Council;
     a director of GranCare, Inc.
     (health care provider); formerly
     New York State Comptroller and
     trustee, New York State and Local
     Retirement Fund.

Russell S. Reynolds, Jr. Founder Chairman of Russell   1998
   first became a   Reynolds Associates, Inc.
   Trustee in 1989  (executive recruiting);
   Age: 65     Chairman of Directorship,
     Inc. (corporate governance consulting);
     a director of Professional Staff
     Limited (U.K.); and a trustee
     of Mystic Seaport Museum,
     International House and Greenwich
     Historical Society.

Class C

Elizabeth B. Moynihan    Author and architectural historian; 1999
   first became a   a trustee of the Freer Gallery of
   Trustee in 1992  Art(Smithsonian Institution), the
   Age: 67     Institute of Fine Arts (New York
     University), and National Building
     Museum; a member of the
     Trustees Council, Preservation League
     of New York State; and a member of
     the Indo-U.S. Sub-Commission on
     Education and Culture.

Donald W. Spiro     Chairman Emeritus and a director    1999
   first became a   of the Adviser; formerly Chairman
   Trustee in 1985  of the Adviser and OppenheimerFunds
    Age: 71    Distributor, Inc.


Pauline Trigere     Chairman and Chief Executive    1999
   first became a   Officer of Trigere, Inc.
   Trustee in 1977  (design and sale of women's
   Age: 84     fashions).

________________________
* A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.


Vote Required. An affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 1996. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met three times during the fiscal year ended October 31, 1996. The Board of Trustees does not have a standing nominating or compensation committee.

  Remuneration of Trustees.   The officers of the Fund and certain Trustees
of the Fund (Ms. Macaskill and Messrs. Galli and Spiro) who are affiliated with the Adviser receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board during the calendar year 1996.


                                                      Total
Compensation             Aggregate   Retirement Benefits         From
All
Name and             Compensation Accrued as Part of        New York-based
Position             from Fund   Fund Expenses         Oppenheimer funds1

Leon Levy            $8,375       $15,221             $152,750
  Chairman and Trustee

Benjamin Lipstein    $5,120       $9,305              $91,350
  Study  Committee
  Chairman2 Audit
  Committee Member
   and Trustee

Elizabeth B. Moynihan             $5,120         $9,305     $91,350
  Study  Committee
  Member and Trustee

Kenneth A. Randall   $4,656       $8,463              $83,450
  Audit   Committee
 Chairman and Trustee

Edward V. Regan     $4,086        $7,427              $78,150
  Proxy Committee
  Chairman2, Audit
  Committee Member
  and Trustee

Russell S. Reynolds Jr.       $3,094             $5,624             $58,800
  Proxy Committee
  Member2 and Trustee

Pauline Trigere             $3,094        $5,624              $55,300
  Trustee

Clayton K. Yeutter     $3,094             $5,624                     $58,800
  Proxy Committee
  Member2 and
  Trustee
______________________

1    For the 1996 calendar year.
2    Committee position held during a portion of the period shown.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.


Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York-based Oppenheimer funds.

Robert E. Patterson, Vice President and Portfolio Manager; Age: 53.
     Senior Vice President of the Adviser; an officer of other Oppenheimer funds.

Thomas P. Reedy, Vice President and Portfolio Manager; Age: 35.
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser.

David A. Rosenberg, Vice President and Portfolio Manager; Age: 38.
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly an officer and portfolio manager for Delaware Investment Advisors.

Ashwin K. Vasan, Vice President and Portfolio Manager; Age: 34.
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser, prior to which he was a Securities Analyst for Citibank, N.A.

Carol E. Wolf, Vice President and Portfolio Manager; Age: 45.
     Vice President of the Adviser and Centennial; an officer of other Oppenheimer funds.

Arthur J. Zimmer, Vice President and Portfolio Manager; Age: 50.
     Vice President of the Adviser and Centennial; an officer of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 46
     Executive Vice President and General Counsel of the Adviser and the Distributor; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc.; Executive Vice President, General Counsel and a director of MultiSource Services, Inc. ( a broker-dealer); President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Adviser and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 60
     6803 South Tucson Way, Englewood, Colorado 80112
     Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. and an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 48
     Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 38
     6803 South Tucson Way, Englewood, Colorado 80112
     Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller of the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age: 31
     6803 South Tucson Way, Englewood, Colorado 80112
     Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser.

            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                            (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 10, 1996, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal year beginning November 1, 1996. Peat Marwick also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Peat Marwick as auditors of the Fund.




           APPROVAL OF THE CURRENT INVESTMENT ADVISORY AGREEMENT
                             (Proposal No. 2)

The Fund has an Investment Advisory Agreement dated October 22, 1990 with the Adviser (the "Agreement") which was most recently approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or of the Adviser, in October 1990. Prior to January 5, 1996, the Adviser was known as Oppenheimer Management Corporation. The Agreement was approved by shareholders of the Fund at a meeting held on October 1, 1990. A copy of the Agreement is included in this Proxy Statement as Exhibit A. If approved by the shareholders at this meeting, the Agreement will continue in effect until December 31, 1997, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Under the Agreement, the Adviser supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Under the Agreement, the Fund pays the Adviser an advisory fee computed and paid weekly at an annual rate of 0.65% of the net assets of the Fund at the end of that week. The Fund also pays the Adviser an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred, for performing limited accounting services for the Fund. During the fiscal year ended October 31, 1996, the Fund paid the Adviser a fee of $1,939,377 under the Agreement. The Adviser also acts as investment adviser to other funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in Exhibit B to this Proxy Statement.

The Agreement requires the Adviser, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Adviser under the Agreement or by the Distributor of the Fund's shares are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Advisers, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreement contains no expense limitation. However, independently of the Agreement, the Adviser has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable state regulatory limitation. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. The Adviser has reserved the right to change or eliminate this expense limitation at any time. Due to changes in federal securities laws, such state regulatory limitations no longer apply, and the Adviser anticipates that it will withdraw its undertaking with the Fund's next updated Prospectus and Statement of Additional Information. During the Fund's most recent fiscal period ended October 31, 1996, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreement, the Adviser is not liable for any loss sustained by reason of any investment, or the purchase, sale or retention of any security, or for any act or omission in performing the services required by the Agreement. The Agreement permits the Adviser to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the Agreement. One of the duties of the Adviser under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Adviser is authorized by the Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

Under the Agreement, the Adviser is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Adviser or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Adviser that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Adviser may also consider sales of shares of the Fund and other investment companies managed by the Adviser or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.


Description of Brokerage Practices. Subject to the provisions of the Agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Adviser's portfolio traders based upon recommendations from the Adviser's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Adviser's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Adviser or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Adviser and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Adviser in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Adviser to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Adviser to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Adviser that: (i) the trade is not from or for the broker's own inventory; (ii) the trade was executed by the broker on an agency basis at the stated commission; and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Adviser, by making available additional views for consideration and comparisons, and by enabling the Adviser to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

The Adviser, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Adviser, is the general distributor (the "Distributor") of the Fund's shares. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $59,643 in expenses for the fiscal year ended October 31, 1996 for services provided by SFSI.

The Adviser (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 716,943 shares of Class B voting stock, and (iii) 1,353,873 shares of Class C non-voting stock. This collectively represented 86.2% of the outstanding common stock and 94.2% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 407,866 shares of the Class B voting stock, representing 8.3% of the outstanding common stock and 4.1% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 684,407 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Messrs. Galli and Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put
(sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1995 to December 31, 1996, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800 and Mr. Galli, who sold 50,000 shares of Class B OAC common stock to MassMutual for an aggregate of $6,025,700.

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy, Tilghman G. Pitts III and Nancy Sperte, Executive Vice Presidents; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the
Adviser: Two World Trade Center, New York, NY 10048; 6803 South Tucson Way, Englewood, Colorado 80112; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

The Administrator.  Mitchell Hutchins Asset Management Inc. (the
"Administrator") serves as the Fund's Administrator pursuant to an Administration Agreement between the Fund and the Administrator. The address of the Administrator, an affiliate of Paine Webber Incorporated, is 1285 Avenue of the Americas, New York, New York 10019.

Considerations by the Board of Trustees. In connection with the approval of the Agreement, the Adviser provided extensive information to the Independent Trustees. The Independent Trustees were provided with data as to the qualifications of the Adviser's personnel, the quality and extent of the services rendered and its commitment to its mutual fund advisory business. The Independent Trustees also considered data presented by the Adviser showing the extent to which it had expanded its investment personnel and other services dedicated to the equity area of its mutual fund advisory activities. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Agreement included an analysis of the performance and expenses of the Fund as compared to other similar funds.

Analysis of Nature, Quality and Extent of Services. In determining whether to approve the Agreement and to recommend its approval by the Fund's shareholders, the Independent Trustees particularly considered: (1) the effect of the investment management fee on the expense ratio of the Fund; (2) the investment record of the Adviser in managing the Fund, and the investment record of other investment companies for which it acts as investment adviser; and (3) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Adviser but believed to be in the same overall investment and size category as the Fund. The Independent Trustees also considered the following factors, among others: (1) the necessity of the Adviser maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the Adviser's overall profitability; (3) pro-forma profitability data giving effect to the investment management fee but before marketing and promotional expenses anticipated to be paid by the Adviser and its affiliates; (4) possible economies of scale; (5) other benefits to the Adviser from serving as investment adviser to the Fund, as well as benefits to its affiliates acting as principal underwriter and its division acting as transfer agent to the Fund; (6) current and developing conditions in the financial services industry, including the entry into the industry of larger and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and (7) the financial resources of the Adviser and the desirability of appropriate incentives to assure that the Adviser will continue to furnish high quality services to the Fund.

Analysis of Profitability of the Adviser. The Independent Trustees were advised that the Adviser does not maintain its financial records on a fund-by-fund basis. However, the Adviser does provide the Independent Adviser on an annual basis with its allocation of expenses on a fund-by-fund basis. The Independent Trustees considered information provided by the Adviser regarding its profitability and also considered comparative information relating to the profitability of other mutual fund investment managers. The Independent Trustees also noted the substantial marketing and promotional activities in which the Adviser and its affiliates engage and propose to engage on behalf of the Fund.

Determination by the Independent Trustees and the Board of Trustees. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Agreement.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of the Agreement; the classes do not vote separately. Such majority vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving the Investment Advisory Agreement.

                     RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1997 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.
                              OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                         By Order of the Board of Trustees,



                         Andrew J. Donohue, Secretary
                         March 25, 1997






PROXY/680#7

                    Exhibit A


                         INVESTMENT ADVISORY AGREEMENT


AGREEMENT made as of the 22nd day of October, 1990, by and between OPPENHEIMER MULTI-SECTOR INCOME TRUST (hereinafter called the "Trust"), and OPPENHEIMER MANAGEMENT CORPORATION (hereinafter called the "Adviser").

WHEREAS, the Trust is a closed-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the
"Investment Company Act"), and the Adviser is a registered investment adviser;

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, it is agreed by and between the parties as follows:

1. In General The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of its assets; to supervise and arrange the purchases of securities for and the sale of securities held in the portfolio of the Trust; and to furnish facilities and furnish and supervise personnel as shall be required to provide the services described herein.

2. Duties and Obligations of the Adviser with respect to investment of assets of the Trust

     (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees, the Adviser shall:

          (i) Regularly provide investment advice and recommendations to the Trust with respect to its investments, investment policies and the purchase and sale of securities and other investments (collectively, "securities");

          (ii) Supervise continuously the investment program of the Trust and the composition of its portfolio;

          (iii) Arrange, subject to the provisions of paragraph "4" hereof, for the purchase of securities and other investments and for the sale of securities and other investments held in the portfolio of the Trust; and

          (iv) Prepare proxy materials for meetings of the Trust's shareholders and such registrations and reports as may be required by federal securities laws.

     (b) Any investment advice furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940, and of any rules or regulations in force thereunder; (2) any other applicable provision of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the terms of the registration statement of the Trust, as amended from time to time under the Securities Act of 1933 and the Investment Company Act of 1940.

     (c) Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own accounts or for the accounts of other for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

     (d) The Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, provided that the Trust shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of Paragraph 4 hereof.

3. Trust Administration and Allocation of Expenses. The Adviser shall at its expense provide all executive, administrative and clerical personnel as shall be required to provide effective administration for the Trust, except such services, facilities and personnel as the Trust has contracted to obtain pursuant to the Administration Agreement annexed hereto as Exhibit
A. Services to be provided by the Adviser hereunder shall include the compilation and maintenance of such records with respect to the Trust's operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Securities and Exchange Commission and periodic reports with respect to its operations for the shareholders of the Trust except required reports to shareholders and Form N-SAR (or such other form as the SEC may substitute therefor); preparation of proxy materials for meetings of the Trust's shareholders; and the preparation of such registrations and reports as may be required by Federal securities laws. The Adviser shall, at its own cost and expense, also provide the Trust with adequate office space, facilities and equipment. The Adviser shall, at its own expense, provide such officers for the Trust as the Trust's Board may request.

     All other costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Trust, including, but not limited to: (i) interest and taxes, including issue and transfer taxes, incurred by or levied on the Fund; (ii) insurance premiums for fidelity and other coverage requisite to its operations; (iii) compensation and expenses of its Trustees other than those associated or affiliated with the Adviser;
(iv) legal and audit expenses; (v) custodian, dividend paying agent, registrar and transfer agent fees and expenses (including charges and expenses of the Trust's Dividend Reinvestment Plan Agent) and brokerage commissions, if any; (viii) fees and expenses, other than as hereinabove provided, incident to the registration, under Federal law, of shares of the Trust for public sale; (ix) except as noted above, all other expenses incidental to holding meetings of the Trust's shareholders; (x) payments under the Trust's Administration Agreement; (xi) fees and expenses of listing and maintaining the listing of the Trust's shares of any national securities exchange; (xii) cost of certificates representing the Trust's shares; and (xiii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

 4.  Portfolio Transactions and Brokerage.

     (a) The Adviser is authorized, in arranging the purchase and sale of the Trust's portfolio securities, to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Trust to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Trust's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 4, the benefit of such investment information or research as will be of significant assistance to the performance by the Adviser of its investment management functions.

     (b) The Adviser shall select broker-dealers to effect the Trust's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Trust's portfolio transactions by participating therein for its own account; the importance to the Trust of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Trust.

     (c) The Adviser shall have discretion, in the interests of the Trust, to allocate brokerage on the Trust's portfolio transactions to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Trust and/or other accounts for which the Adviser or its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of
1934) and to cause the Trust to pay such broker-dealers a commission for effecting a portfolio transaction for the Trust that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Adviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or its affiliates with respect to the accounts as to which they exercise investment discretion.
In reaching such determination, the Adviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Trust over a representative period selected by the Trust's trustees were reasonable in relation to the benefits to the Trust.

     (d) The Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Trust for effecting its portfolio transactions to the extent consistent with the interests and policies of the Trust as established by the determinations of the Board of Trustees of the Trust and the provisions of this paragraph 4.

     (e) The Trust recognizes that an affiliated broker-dealer: (i) may act as one of the Trust's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Trust; and (iii) may effect portfolio transactions for the Trust only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

     (f) Subject to the foregoing provisions of this paragraph 4, the Adviser may also consider sales of shares of the Trust and the other funds advised by the Adviser and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

5. Compensation of the Adviser. The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee payable weekly in an amount computed by applying the annual rate of .65 of 1% to the end of week net assets of the Trust, determined as of the close of business of the New York Stock Exchange each Friday. When the New York Stock Exchange is not open on a Friday, then the net assets shall be determined as of the close of business of the New York Stock Exchange on the day on which the New York Stock Exchange was open next preceding such Friday.

6. Use of Name. The Adviser hereby grants to the Trust a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Trust for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect the Adviser's rights to the name "Oppenheimer" under applicable law, such license shall allow the Adviser to inspect and, subject to control by the Trust's Board, control the nature and quality of services offered by the Trust under such name. Such license may, upon termination of this Agreement, be terminated by the Adviser, in which event the Trust shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Trust or otherwise. The name "Oppenheimer" may be used or licensed by the Adviser in connection with any of its activities, or licensed by the Adviser to any other party.

7.   Duration and Termination.

     (a) This Agreement will take effect on the date first set forth above. This Agreement shall continue in effect until December 31, 1991, and thereafter from year to year, so long as such continuance shall be approved at least annually (a) by the Board of Trustees, including the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Trust and by such aforementioned vote of the Board of Trustees.

     (b) This Agreement may be terminated by the Adviser at any time without penalty upon sixty days' written notice to the Trust (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon sixty days' notice to the Adviser (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all the Trustees of the Trust then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Trust. This Agreement shall automatically terminate in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940).

8.   Liability.

     (a) Provided that nothing herein shall be deemed to protect the Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

     (b) The Adviser understands and agrees that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property; the Adviser represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming Trustee or shareholder liability for acts or obligations of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers as of the day and year first above written.

                                      OPPENHEIMER MULTI-SECTOR INCOME
TRUST
Attest:


                                      By: /s/ Robert G. Galli
                                      ------------------------





                                      Robert G. Galli, Secretary


                                      OPPENHEIMER MANAGEMENT CORPORATION
Attest:


                                      By: /s/ Katherine P. Feld
                                          ----------------------





                                      Katherine P. Feld





                                      Vice President & Secretary

                                                                       EXHIBIT B


                              Approximate Net        Advisory Fee Rate as
                              Assets as of 12/31/96  % of Average Annual
Name of Fund                  ($ Millions)           Net Assets

Oppenheimer International        $175.7          .75% on the first $200
  Bond Fund                                             million,
Oppenheimer High Yield Fund    $1513.4                .72% on the next $200
                                                         million,
Oppenheimer Strategic          $6778                .69% on the next $200
  Income Fund                                            million,
Oppenheimer Bond Fund          $235                 .66% on the next $200
                                                         million,
                                                      .60% on the next $200
                                                         million, and
                                                       .50% of net assets in
                                                       excess of $1 billion


Oppenheimer Champion           $653.6                 .70% on the first $250
  Income Fund                                            million,
                                                       .65% on the next $250
                                                         million,
                                                       .60% on the next $500
                                                         million, and
                                                       .55% of net assets in
                                                       excess of $1 billion


Oppenheimer Limited-Term      $627.6                  .50% on the first $100
  Government Fund                                        million,
                                                       .45% on the next $150
                                                         million,
                                                       .425% on the next $250
                                                         million, and
                                                       .40% of net assets in
                                                       excess of $500 million


Oppenheimer U.S.              $534                    .65% on the first $200
  Government Trust                                       million,
                                                       .60% on the next $100
                                                         million,
                                                       .57% on the next $100
                                                         million,
                                                       .55% on the next $400
                                                         million, and
                                                       .50% of net assets in
                                                       excess of $800 million

                      OPPENHEIMER MULTI-SECTOR INCOME TRUST
           PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD MAY 5, 1997

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United
States.

                   Please detach at perforation before mailing.
--------------------------------------------------------------------------
Oppenheimer Multi-Sector Income Trust
Proxy for Annual Shareholders Meeting to be held May 5, 1997

The undersigned shareholder of Oppenheimer Multi-Sector Income Trust
(the "Fund") does hereby appoint Robert Bishop, George C. Bowen,
Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 5, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 11:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of
Trustees and on the Proposal specified on the reverse side.
Said attorneys-in-fact
shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

                                                                      OVER
Oppenheimer Multi-Sector Income Trust/Proxy for Annual Shareholders Meeting to be held May 5, 1997

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.
                   Please detach at perforation before mailing.
-------------------------------------------------------------------------
1. Election of Trustees

   A) Leon Levy
   B) Bridget A. Macaskill
   C) Clayton K. Yeutter

   _______FOR all nominees listed          ______WITHHOLD AUTHORITY
   except as marked to the contrary        to vote for all nominees listed at
   at left.                                left.

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

      FOR____          AGAINST____         ABSTAIN____


3. To approve the current Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (the "Adviser") (Proposal No. 2)

      FOR____          AGAINST____         ABSTAIN____


                       Dated:  _______________________, 1997
                               (Month)        (Day)

                           ___________________________________
                               Signature(s)

                           ___________________________________
                               Signature(s)

                           Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.


proxy\680#7